                                  EXHIBIT 99.1

           CERTIFICATIONS OF THE REGISTRANT'S CHIEF EXECUTIVE OFFICER
               AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
              SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report of Material Sciences Corporation (the "Company") on Form 10-Q for the fiscal quarter ending August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald G. Nadig, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                  October 15, 2002

                                           By:   /s/ Gerald G. Nadig
                                                 -------------------------------
                                                     Gerald G. Nadig
                                                     Chairman, President
                                                     and Chief Executive Officer


     In connection with the Report, I, James J. Waclawik, Sr., Vice President, Chief Financial Officer and Secretary of the Company, certify pursuant to 18 U.S.C.(S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                  October 15, 2002

                                           By:    /s/ James J. Waclawik, Sr.
                                                 -------------------------------
                                                    James J. Waclawik, Sr.
                                                    Vice President,
                                                    Chief Financial Officer
                                                    and Secretary